UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2009

Paladin Realty Income Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-51860	20-0378980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Blvd., Suite 1400, Los Angeles, California 90024

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 996-8704

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Distributions

On December 18, 2009, the dividend committee of the board of directors of Paladin Realty Income Properties, Inc. (the “Company”) declared cash distributions for the month of January 2010. The declared distributions will be calculated based on stockholders of record each day during such month at a rate of $0.0016438 per day and will equal a daily amount that, if paid each day for a 365-day period, would equal a 6.0% annualized rate based on a share price of $10.00. These distributions will be aggregated and paid in cash on February 15, 2010.

Revisions to the Consolidated Financial Statements Filed in the 2008 Annual Report on Form 10-K

In connection with its expected filing of a post-effective amendment on Form S-11, the Company has adjusted its consolidated financial statements and notes thereto that were previously filed in its 2008 Annual Report on Form 10-K in order to retroactively apply a certain new accounting standard that was adopted on January 1, 2009.

On January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 160 (“FAS 160”), “Noncontrolling Interests in Consolidated Financial Statements.” FAS 160 requires noncontrolling interests (previously referred to as minority interests) to be reported as a component of total equity, which changes the presentation of the noncontrolling interests in the December 31, 2008 and December 31, 2007 consolidated balance sheets and statements of operations and cash flows for the years ended December 31, 2008, 2007 and 2006, from what was previously reported.

Management does not believe that the adjustment in accordance with FAS 160 has a material effect on the Company’s selected financial data or management’s discussion and analysis of financial condition and results of operations for the year ended December 31, 2008, 2007 and 2006 as previously reported in our 2008 Annual Report on Form 10-K. The Company is not revising its selected financial data or management’s discussion and analysis included in its 2008 Annual Report on Form 10-K given the insignificance of the reclassified and revised amounts.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Report of KPMG LLP

99.2	Consolidated Financial Statements and Notes to Consolidated Financial Statements as of December 31, 2008 and 2007 and for the Years Ended December 31, 2008, 2007 and 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALADIN REALTY INCOME PROPERTIES, INC.

Date: December 21, 2009	By:	/S/ JOHN A. GERSON
John A. Gerson
Chief Financial Officer

EXHIBIT INDEX

99.1	Report of KPMG LLP

99.2	Consolidated Financial Statements and Notes to Consolidated Financial Statements as of December 31, 2008 and 2007 and for the Years Ended December 31, 2008, 2007 and 2006